EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Acorda Enters Into Cooperation Agreement with Scopia

ARDSLEY, NY, February 28, 2018 – Acorda Therapeutics, Inc. (Nasdaq: ACOR) today announced that it has entered into a cooperation agreement with Scopia Capital Management LP.

“We appreciate the constructive dialogue we have had with Scopia, and are pleased to have reached this agreement,” said Ron Cohen, M.D., Acorda's President and CEO. “We are focused on continuing to meet our responsibilities to all of our stakeholders, including the many patients with debilitating neurological disorders who are served by our innovative therapies, and our highly dedicated employees.”

Under the terms and subject to the conditions of the agreement, following the 2018 Annual Meeting and until January 1, 2019, Scopia is entitled to appoint two directors to the Company’s Board of Directors. In addition and to the extent set forth in the agreement, Scopia will support the Acorda Board of Directors’ slate of nominees at the 2018 Annual Meeting and abide by customary standstill and other provisions through January 1, 2019.

The complete agreement will be included as an exhibit to a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission.

About Acorda Therapeutics

Founded in 1995, Acorda Therapeutics is a biopharmaceutical company focused on developing therapies that restore function and improve the lives of people with neurological disorders. Acorda has a pipeline of novel neurological therapies addressing a range of disorders, including Parkinson’s disease and multiple sclerosis. Acorda markets two FDA-approved therapies, including AMPYRA® (dalfampridine) Extended Release Tablets, 10 mg.

Forward-Looking Statement

This press release includes forward-looking statements. All statements, other than statements of historical facts, regarding management's expectations, beliefs, goals, plans or prospects should be considered forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including: the ability to realize the benefits anticipated from acquisitions, among other reasons because acquired development programs are generally subject to all the risks inherent in the drug development process and our knowledge of the risks specifically relevant to acquired programs generally improves over time; we may need to raise additional funds to finance our operations and may not be able to do so on acceptable terms; our ability to successfully market and sell Ampyra (dalfampridine) Extended Release Tablets, 10 mg in the U.S., which will likely be materially adversely affected by the March 2017 court decision in our litigation against filers of Abbreviated New Drug Applications to market generic versions of Ampyra in the U.S.; the risk of unfavorable results from future studies of Inbrija (levodopa inhalation powder) or from our other research and development programs, or any other acquired or in-licensed programs; we may not be able to complete development of, obtain regulatory approval for, or successfully market Inbrija or any other products under development; third party payers (including governmental agencies) may not reimburse for the use of Ampyra, Inbrija or our other products at acceptable rates or at all and may impose restrictive prior authorization requirements that limit or block prescriptions; the occurrence of adverse safety events with our products; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or class action litigation; competition; failure to protect our intellectual property, to defend against the intellectual property claims of others or to obtain third party intellectual property licenses needed for the commercialization of our products; and failure to comply with regulatory requirements could result in adverse action by regulatory agencies.

These and other risks are described in greater detail in our filings with the Securities and Exchange Commission. We may not actually achieve the goals or plans described in our forward-looking statements, and investors should not place undue reliance on these statements. Forward-looking statements made in this press release are made only as of the date hereof, and we disclaim any intent or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

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Investor Contact

Felicia Vonella

Acorda Therapeutics, Inc.

(914) 326-5146

Media Contact

James Golden/Sharon Stern/Aaron Palash

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449